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                                                                    EXHIBIT 10.1

                            STOCK EXCHANGE AGREEMENT

Agreement dated as of May 18, 2000 between Future Projects VII Corp., a Florida corporation ("Future Projects") and Berten USA Inc., a Nevada corporation ("Berten").

The parties agree as follows:

1.   THE ACQUISITION.

     1.1 Purchase and Sale Subject to the Terms and Conditions of this Agreement. At the Closing to be held as provided in Section 2, the Future Projects shall sell 29,000,000 shares of common stock of Future Projects, representing 62.79% of the fully-diluted outstanding common stock of Future Projects (the "Future Projects Shares") to the shareholders of Berten, and the shareholders of Berten shall purchase the Future Projects Shares from Future Projects, free and clear of all Encumbrances other than restrictions imposed by Federal and State securities laws. The Future Projects Shares shall be issued and delivered to the Shareholders of Berten as set forth in Exhibit "A" hereto.

     1.2 Purchase Price. Shareholders of Berten will exchange 29,000,000 shares of its common stock, representing 62% of the issued and outstanding common stock of Berten (the "Berten Shares") for the Future Projects Shares.

2.   THE CLOSING.

     2.1 Place and Time. The closing of the sale and exchange of the Future Projects Shares for the Berten Shares (the "Closing") shall take place at Cutler Law Group, 610 Newport Center Drive, Suite 800, Newport Beach, CA 92660 no later than the close of business (Orange County California time) on May 18, 2000 or at such other place, date and time as the parties may agree in writing.

     2.2 Deliveries by Berten. At the Closing, the shareholders of Berten shall deliver the following to Future Projects:

          a. Certificates representing the Berten Shares, duly endorsed for transfer to Future Projects and accompanied by any applicable stock transfer tax stamps; Berten shall immediately change those Certificates for, and to deliver to Future Projects at the Closing, a certificate representing the Berten Shares registered in the name of Future Projects.



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          b.   The documents contemplated by Section 3.

          c. All other documents, instruments and writings required by this Agreement to be delivered by Berten at the Closing and any other documents or records relating to Berten's business reasonably requested by Future Projects in connection with this Agreement.

     2.3 Deliveries by Future Projects. At the Closing, Future Projects shall deliver the following to Berten and/or the shareholders of Berten:

          a. The Future Projects Shares for further delivery to the Berten shareholders as contemplated by section 1.

          b.   The documents contemplated by Section 4.

          c. All other documents, instruments and writings required by this Agreement to be delivered by Future Projects at the Closing.

3.   CONDITIONS TO FUTURE PROJECTS'S OBLIGATIONS.

The obligations of Future Projects to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Future Projects:

     3.1 No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits Future Projects's acquisition of the Berten Shares or the Future Projects Shares by shareholders of Berten or that will require any divestiture as a result of Future Projects's acquisition of the Berten Shares or that will require all or any part of the business of Future Projects to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on Future Projects or Berten if this Agreement is consummated shall be pending.

     3.2 Representations, Warranties and Agreements. (a) The representations and warranties of Berten set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b) Berten shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

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     3.3  Regulatory Approvals. All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of Future Projects's acquisition of the Berten Shares shall have been obtained and shall be in full force and effect.

4.   CONDITIONS TO BERTEN'S OBLIGATIONS.

     The obligations of Berten to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Berten:

     4.1 No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits Future Projects' acquisition of the Berten Shares or shareholders of Berten's acquisition of the Future Projects Shares or that will require divestiture as a result of Future Projects's acquisition of the Berten Shares or shareholders of Berten's acquisition of the Future Projects Shares or that will require all or any part of the business of Future Projects or Berten to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on Future Projects or Berten if this Agreement is consummated shall be pending.

     4.2 Representations, Warranties and Agreements. (a) The representatives and warranties of Future Projects and the Future Projects Shareholder set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b) Future Projects shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

     4.3 Regulatory Approvals. All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of Future Projects's acquisition of the Berten Shares and shareholders of Berten's acquisition of the Future Projects Share shall have been obtained and shall be in full force and effect.


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     4.4  Reverse Stock Split. Future Projects shall have completed a one for five reverse stock split of its common stock prior to the Closing, resulting in an aggregate of 1,000,000 shares issued and outstanding as of the Closing Date (not including the Private Placement Shares and the Legal Shares).

     4.5 Stock Issuance. Future Projects shall have completed and closed upon the issuance of up to 2,000,000 shares of common stock in a private placement transaction (the "Private Placement Shares") and shall have issued no more than 65,000 shares to counsel for Future Projects (the "Legal Shares").

     4.6 Name Change. The combined entities shall have agreed to change the name of the combined entities to Berten USA Holdings Corp.

5.   REPRESENTATIONS AND WARRANTIES OF BERTEN.

Berten represents and warrants to Future Projects that, to the Knowledge of Berten, and except as set forth in the Berten Disclosure Letter:

     5.1 Organization of Berten; Authorization. Berten is a corporation duly organized, validly existing and in good standing under the laws of Nevada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Berten and this Agreement constitutes a valid and binding obligation of Berten; enforceable against it in accordance with its terms.

     5.2 Capitalization. As of the Closing Date, all of the issued and outstanding shares of common stock of Berten are validly issued, fully paid and non-assessable. Except with respect to an obligation of Future Projects to issue the Legal Shares and the Private Placement Shares, there will not be outstanding any warrants, options or other agreements on the part of Berten obligating Berten to issue and additional shares of common or preferred stock or any of its securities of any kind. Except as otherwise set forth herein, Berten will not issue any shares of capital stock from the date of this Agreement through the Closing Date.


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5.3  No Conflict as to Berten. Neither the execution and delivery of this
     Agreement nor the consummation of the sale of the Berten Shares to Future Projects will (a) violate any provision of the certificate of incorporation or by-laws of Berten or (b) violate, be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any agreement to which Berten is a party or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental body applicable to Berten.

5.4 Ownership of Berten Shares. The delivery of certificates to Future Projects provided in Section 2.2 will result in Future Projects's immediate acquisition of record and beneficial ownership of the Berten Shares, free and clear of all Encumbrances subject to applicable State and Federal securities laws. Except as set forth in Section 5.2, there are no outstanding options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any Equity Securities or other securities of Berten.

5.5 No Conflict as to Berten and Subsidiaries. Neither the execution and delivery of this Agreement nor the consummation of the sale of the Berten Shares to Future Projects will (a) violate any provision of the certificate of incorporation or by-laws (or other governing instrument) of Berten or any of its Subsidiaries or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of Berten or any of its Subsidiaries under, any material agreement or commitment to which Berten or any of its Subsidiaries is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of Berten or any of its Subsidiaries is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Berten or any of its Subsidiaries except, in the case of violations, conflicts, defaults, terminations, accelerations or Encumbrances described in clause (b) of this Section 5.5, for such matters which are not likely to have a material adverse effect on the business or financial condition of Berten and its Subsidiaries, taken as a whole.


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5.6  Consents and Approvals of Governmental Authorities. Except with respect to applicable State and Federal securities laws, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by Berten or Future Projects or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by Berten or the consummation of the sale of the Berten Shares to Future Projects.

5.7 Other Consents. No consent of any Person is required to be obtained by Berten or Future Projects to the execution, delivery and performance of this Agreement or the consummation of the sale of the Berten Shares to Future Projects, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of Berten or Future Projects.

5.8 Financial Statements. Berten has delivered to Future Projects consolidated balance sheets of Berten and its Subsidiaries as at December 31, 1999, and statements of income and changes in financial position for the period from inception to the period then ended, together with the report thereon of Berten's independent accountant (the "Berten Financial Statements"). Such Berten Financial Statements are internally prepared and unaudited but fairly present the consolidated financial condition and results of operations of Berten and its Subsidiaries as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted United States accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto.

5.9 Title to Properties. Either Berten or one of its Subsidiaries owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the Berten Financial Statements (except for property sold since the date of the Berten Financial Statements in the ordinary course of business or leased under capitalized leases), and all the material properties and assets purchased or otherwise acquired by Berten or any of its Subsidiaries since the date of the Berten Financial Statements. All properties and assets reflected in the Berten Financial Statements are free and clear of all material Encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets,
     (a) mortgages or security interests


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     shown on the Berten Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, and all of which are listed in the Berten Disclosure Letter, (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of the Berten Financial Statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (c) as to real property, (i) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of Berten or any of its Subsidiaries and (ii) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (d) liens for current taxes not yet due. The properties and assets of Berten and its Subsidiaries include all rights, properties and other assets necessary to permit Berten and its Subsidiaries to conduct Berten's business in all material respects in the same manner as it is conducted on the date of this Agreement.

5.10 Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by Berten or its Subsidiaries are, in all respects material to the business or financial condition of Berten and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used. Berten has not received notification that it or any of its Subsidiaries is in violation of any applicable building, zoning, anti-pollution, health, safety or other law, ordinance or regulation in respect of its buildings, plants or structures or their operations, which violation is likely to have a material adverse effect on the business or financial condition of Berten and its Subsidiaries, taken as a whole or which would require a payment by Berten or Future Projects or any of their subsidiaries in excess of $2,000 in the aggregate, and which has not been cured.

5.11 No Condemnation or Expropriation. Neither the whole nor any portion of the property or leaseholds owned or held by Berten or any of its Subsidiaries is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Body or other Person with or without payment of compensation therefor, which action is likely to have a material adverse effect on the business or financial condition of Future Projects and its Subsidiaries, taken as a whole.



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5.12 Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving Berten or any of its Subsidiaries which is likely to have a material adverse effect on the business or financial condition of Berten, Future Projects and any of their Subsidiaries, taken as a whole, or which would require a payment by Berten or its Subsidiaries in excess of $2,000 in the aggregate or which questions or challenges the validity of this Agreement. Neither Berten nor any of its Subsidiaries is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of Berten, Future Projects or any of their Subsidiaries, taken as a whole, or which would require a payment by Berten or its subsidiaries in excess of $2,000 in the aggregate.

5.13 Absence of Certain Changes. Since the date of the Berten Financial Statements, neither Berten nor any of its Subsidiaries has:

     a. suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of Berten and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

     b. made any change or amendment in its certificate of incorporation of by-laws, or other governing instruments;

     c. issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

     d. organized any new Subsidiary or acquired any Equity Securities of any Person or any equity or ownership interest in any business;

     e. borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

     f. paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;



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     g.   prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issue or incurred;

     h. canceled any material debts or waived any material claims or rights, except in the ordinary course of business;

     i. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

     j. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

     k. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business, (ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

     l. made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets (other than raw materials and supplies) at a cost in excess of $100,000 in the aggregate;

     m. written down or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000;

     n. written off or been required to write down any inventory in an aggregate amount in excess of $2,000;

     o.   entered into any collective bargaining or union contract or agreement;
          or






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        p.   other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of Berten and its subsidiaries taken as a whole.

5.14 No Material Adverse Change. Since the date of the Berten Financial Statements, there has not been any material adverse change in the business or financial condition of Berten and its Subsidiaries taken as a whole.

5.15 Contracts and Commitments. Except as set forth in Section 5.15 of the Berten Disclosure Letter, neither Berten nor any of its Subsidiaries is a party to any:

        a. Contract or agreement (other than purchase or sales orders entered into in the ordinary course of business) involving any liability on the part of Berten or one of its Subsidiaries of more than $25,000 and not cancelable by Berten or the relevant Subsidiary (without liability to Berten or such Subsidiary) within 60 days;

        b. Except with respect to the lease on its business location, lease of personal property involving annual rental payments in excess of $25,000 and not cancelable by Berten or the relevant Subsidiary (without liability to Berten or such Subsidiary) within 90 days;

        c. Except with respect to the options referenced above, Employee bonus, stock option or stock purchase, performance unit, profit-sharing, pension, savings, retirement, health, deferred or incentive compensation, insurance or other material employee benefit plan (as defined in Section 2(3) of ERISA) or program for any of the employees, former employees or retired employees of Berten or any of its Subsidiaries;

        d. Commitment, contract or agreement that is currently expected by the management of Berten to result in any material loss upon completion or performance thereof;

        e. Contract, agreement or commitment that is material to the business of Berten and its Subsidiaries, taken as a whole, with any officer, employee, agent, consultant, advisor, salesman, sales representative, value added reseller, distributor or dealer; or



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               f.   Employment agreement or other similar agreement that
                    contains any severance or termination pay, liabilities or obligations.

        All such contracts and agreements are in full force and effect. Neither Berten nor any of its Subsidiaries is in breach of, in violation of or in default under, any agreement, instrument, indenture, deed of trust, commitment, contract or other obligation of any type to which Berten or any of its Subsidiaries is a party or is or may be bound that relates to the business of Berten or any of its Subsidiaries or to which any of the assets or properties of Berten or any of its Subsidiaries is subject, the effect of which breach, violation or default is likely to materially and adversely affect the business or financial condition of Berten and its Subsidiaries, taken as a whole. Future Projects has not guaranteed or assumed and specifically does not guarantee or assume any obligations of Berten or any of its Subsidiaries.

     5.16 Labor Relations. Neither Berten nor any of its Subsidiaries is a party to any collective bargaining agreement. Except for any matter which is not likely to have a material adverse effect on the business or financial condition of Berten and its Subsidiaries, taken as a whole,
          (a) Berten and each of its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice, (b) there is no unfair labor practice complaint against Berten or any of its Subsidiaries pending before the National Labor Relations Board, (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against Berten or any of its Subsidiaries, (d) no representation question exists respecting the employees of Berten or any of its Subsidiaries, (e) neither Berten nor any of its Subsidiaries has experienced any strike, work stoppage or other labor difficulty, and (f) no collective bargaining agreement relating to employees of Berten or any of its Subsidiaries is currently being negotiated.

     5.17 Employee Benefit Plans. No material employee pension and welfare benefit plans covering employees of Berten is (1) a multi-employer plan as defined in Section 3(37) of ERISA, or (2) a defined benefit plan as defined in Section 3(35) of ERISA, any listed individual account pension plan is duly qualified as tax exempt under the applicable sections of the Code, each listed benefit plan and related funding arrangement, if any, has been maintained in all material respects in compliance with its terms and the provisions of ERISA and the Code.


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5.18  Compliance with Law. The operations of Berten and its Subsidiaries have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of Berten and its Subsidiaries, taken as a whole, or which would not require a payment by Berten or its Subsidiaries in excess of $2,000 in the aggregate, or which have been cured. Neither Berten nor any of its Subsidiaries has received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. Berten and its Subsidiaries have all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of their businesses, and are not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

5.19  Tax Matters.

      a. Berten and each of its Subsidiaries (1) has filed all nonconsolidated and noncombined Tax Returns and all consolidated or combined Tax Returns that include only Berten and/or Subsidiaries and not Seller or its other Affiliates (for the purposes of this Section 5.19, such tax Returns shall be considered nonconsolidated and noncombined Tax Returns) required to be filed through the date hereof and has paid any Tax due through the date hereof with respect to the time periods covered by such nonconsolidated and noncombined Tax Returns and shall timely pay any such Taxes required to be paid by it after the date hereof with respect to such Tax Returns and (2) shall prepare and timely file all such nonconsolidated and noncombined Tax Returns required to be filed after the date hereof and through the Closing Date and pay all Taxes required to be paid by it with respect to the periods covered by such Tax Returns; (B) all such Tax Returns filed pursuant to clause (A) after the date hereof shall, in each case, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with such Tax Return most recently filed in the relevant jurisdiction prior to the date hereof, except as otherwise required by law or regulation. Any such Tax Return filed or required to be filed after the date hereof shall not reflect any new elections or the adoption of any new accounting methods or conventions or other similar items, except to the extent such particular reflection or adoption is required to comply with any law or regulation.


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b.   All consolidated or combined Tax Returns (except those described in subparagraph (a) above) required to be filed by any person through the date hereof that are required or permitted to include the income, or reflect the activities, operations and transactions, of Berten or any of its Subsidiaries for any taxable period have been timely filed, and the income, activities, operations and transactions of Berten and Subsidiaries have been properly included and reflected thereon. Berten shall prepare and file, or cause to be prepared and filed, all such consolidated or combined Tax Returns that are required or permitted to include the income, or reflect the activities, operations and transactions, of Berten or any Subsidiary, with respect to any taxable year or the portion thereof ending on or prior to the Closing Date, including without limitation, Berten's consolidated federal income tax return for such taxable years. Berten either has filed or will timely file a consolidated federal income tax return for the taxable year ended December 31, 1999 and such return shall include and reflect the income, activities, operations and transactions of Berten and Subsidiaries for the taxable period then ended, and hereby expressly covenants and agrees to file a consolidated federal income tax return, and to include and reflect thereon the income, activities, operations and transactions of Berten and Subsidiaries for the taxable period through the Closing Date. All Tax Returns filed pursuant to this subparagraph (b) after the date hereof shall, in each case, to the extent that such Tax Returns specifically relate to Berten or any of its Subsidiaries and do not generally relate to matters affecting other members of Berten's consolidated group, be prepared and filed in an manner consistent in all material respects (including elections and accounting methods and conventions) with the Tax Return most recently filed in the relevant jurisdictions prior to the date hereof, except as otherwise required by law or regulation. Berten has paid or will pay all Taxes that may now or hereafter be due with respect to the taxable periods covered by such consolidated or combined Tax Returns.

c. Neither Berten nor any of its Subsidiaries has agreed, or is required, to make any adjustment (x) under Section 481(a) of the Code by reason of a change in accounting method or otherwise or (y) pursuant to any provision of the Tax Reform Act of 1986, the Revenue Act of 1987 or the Technical and Miscellaneous Revenue Act of 1988.



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          d.   Neither Berten nor any of its Subsidiaries or any predecessor or
               Affiliate of the foregoing has, at any time, filed a consent under Section 341(f)(1) of the Code, or agreed under Section 341(f)(3) of the Code, to have the provisions of Section 341(f)(2) of the Code apply to any sale of its stock.

          e. There is no (nor has there been any request for an) agreement, waiver or consent providing for an extension of time with respect to the assessment of any Taxes attributable to Berten or its Subsidiaries, or their assets or operations and no power of attorney granted by Berten or any of its Subsidiaries with respect to any Tax matter is currently in force.

          f. There is no action, suit, proceeding, investigation, audit, claim, demand, deficiency or additional assessment in progress, pending or threatened against or with respect to any Tax attributable to Berten, its Subsidiaries or their assets or operations.

          g. All amounts required to be withheld as of the Closing Date for Taxes or otherwise have been withheld and paid when due to the appropriate agency or authority.

          h. No property of Berten is "tax-exempt use property" within the meaning of Section 168(h) of the Code nor property that Berten and/or its Subsidiaries will be required to treat as being owned by another person pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986.

          i. There have been delivered or made available to Future Projects true and complete copies of all income Tax Returns (or with respect to consolidated or combined returns, the portion thereof) and any other Tax Returns requested by Future Projects as may be relevant to Berten, its Subsidiaries, or their assets or operations for any and all periods ending after December 31, 1999, or for any Tax years which are subject to audit or investigation by any taxing authority or entity.

     j. There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of Berten or its Subsidiaries that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Section 280G or 162 of the Code.

5.20 Environmental Matters.

     a. At all times prior to the date hereof, Berten and its Subsidiaries have complied in all material respects with applicable environmental laws, orders, regulations, rules and ordinances relating to the Properties (as hereinafter defined), the violation of which would have a material adverse effect on the business or financial condition of Berten and its Subsidiaries, taken as a whole, or which would require a payment by Berten or its Subsidiaries in excess of $2,000 in the aggregate, and which have been duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of any Governmental Body.

     b. The environmental licenses, permits and authorizations that are material to the operations of Berten and its Subsidiaries, taken as a whole, are in full force and effect.

     c. Neither Berten nor any of its Subsidiaries has released or caused to be released on or about the properties currently owned or leased by Berten or any of its Subsidiaries (the "Properties") any (i) pollutants, (ii) contaminants, (iii) "Hazardous Substances," as that term is defined in Section 101(14) of the Comprehensive Environmental Response Act, as amended or (iv) "Regulated Substances," as that term is defined in Section 9001 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended, which would be required to be remediated by any governmental agency with jurisdiction over the Properties under the authority of laws, regulations and ordinances as in effect and currently interpreted on the date hereof, which remediation would have a material adverse effect on the business or financial condition of Berten and its Subsidiaries, taken as a whole.

5.21 Brokers or Finders. Berten has not employed any broker or finer or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Berten Shares to Future Projects.

     5.22 Absence of Certain Commercial Practices. Neither Berten nor any of its Subsidiaries has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of Berten or its Subsidiaries, which Berten or one of its Subsidiaries knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction; and neither Berten nor any of its Subsidiaries has participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers in violation of any applicable law or regulation.

     5.23 Transactions with Directors and Officers. Except as set forth in
          Section 5.23 of the Berten Disclosure Letter, Berten and its Subsidiaries do not engage in business with any Person in which any of Berten's directors or officers has a material equity interest. No director or officer of Berten owns any property, asset or right which is material to the business of Berten and its Subsidiaries, taken as a whole.

     5.24 Borrowing and Guarantees. Except as set forth in Section 5.24 of the Berten Disclosure Letter, Berten and its Subsidiaries (a) do not have any indebtedness for borrowed money, (b) are not lending or committed to lend any money (except for advances to employees in the ordinary course of business), and (c) are not guarantors or sureties with respect to the obligations of any Person.

6.   REPRESENTATIONS AND WARRANTIES OF FUTURE PROJECTS.

Future Projects represents and warrants to Berten that except as set forth in the Future Projects Disclosure Letter:

     6.1 Organization of Future Projects; Authorization. Future Projects is a corporation duly organized, validly existing and in good standing under the laws of Florida with full corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporation action of Future Projects and this Agreement constitutes a valid and binding obligation of Future Projects and the Future Projects Shareholder, enforceable against them in accordance with its terms.

     6.2 Capitalization. The authorized capital stock of Future Projects consists of 50,000,000 shares of common stock, par value $.001 per share, and no shares of preferred stock. As of the date of this Agreement, Future Projects has 5,000,000 shares of common stock issued and outstanding. No shares have been registered under state or federal securities laws. As of the Closing Date, all of the issued and outstanding shares of common stock of Future Projects are validly issued, fully paid and non-assessable and they are not and as of the Closing Date there will not be outstanding any other warrants, options or other agreements on the part of Future Projects obligating Future Projects to issue any additional shares of common or preferred stock or any of its securities of any kind. Future Projects will not issue any shares of capital stock from the date of this Agreement through the Closing Date. The Common Stock of Future Projects is presently trading on the "pink sheets".

     6.3 No Conflict as to Future Projects or Berten. Neither the execution and delivery of this Agreement nor the consummation of the sale of the Future Projects Shares to Berten and the sale of the Berten Shares to Future Projects will (a) violate any provision of the certificate of incorporation or by-laws of Future Projects, or (b) violate, be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any agreement to which Future Projects or the Future Projects Shareholder is a party or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Future Projects or the Future Projects Shareholder.

     6.4 Ownership of Future Projects Shares. The delivery of certificates to shareholders of Berten provided in Section 2.3 will result in the shareholders' of Berten immediate acquisition of record and beneficial ownership of the Future Projects Shares, free and clear of all Encumbrances other than as required by Federal and State securities laws. There are no outstanding options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any Equity Securities or other Securities of Future Projects.

     6.5 Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by Future Projects or Berten or any of either of their Subsidiaries in connection with the execution, delivery and performance of this Agreement by Future Projects or the consummation of the sale of the Future Projects Shares to Berten.

6.6 Other Consents. No consent of any Person is required to be obtained by Berten, Future Projects or the Future Projects Shareholder to the execution, delivery and performance of this Agreement or the consummation of the sale of the Future Projects Shares to the shareholders of Berten, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of Berten or Future Projects.

6.7 Financial Statements. Future Projects has delivered to Berten consolidated balance sheets of Future Projects and its Subsidiaries as at December 31, 1998 and December 31, 1999, and statements of income and changes in financial position for each of the years in the two-year period then ended, together with the report thereon of Future Project's independent accountant, as well as the financial statements of Future Projects for the period ended March 31, 2000 (unaudited) (the "Future Projects Financial Statements"). Such Future Projects Financial Statements and notes fairly present the consolidated financial condition and results of operations of Future Projects and its Subsidiaries as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted United States accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto, and shall be utilizable in any SEC filing in compliance with Rule 310 of Regulation S-B promulgated under the Securities Act.

6.8 Title to Properties. Either Future Projects or one of its Subsidiaries owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the Future Projects Financial Statements and all the material properties and assets purchased or otherwise acquired by Future Projects or any of its Subsidiaries since the date of the Future Projects Financial Statements. All properties and assets reflected in the Future Projects Financial Statements are free and clear of all material Encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) mortgages or security interests shown on the Future Projects Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, and all of which are listed in the Future Projects Disclosure Letter, (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of the Future Projects

          Financial Statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (c) as to real property, (i) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of Future Projects or any of its Subsidiaries and (ii) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (d) liens for current taxes not yet due. The properties and assets of Future Projects and its Subsidiaries include all rights, properties and other assets necessary to permit Future Projects and its Subsidiaries to conduct Future Projects's business in all material respects in the same manner as it is conducted on the date of this Agreement.

     6.9 Building, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by Future Projects or its Subsidiaries are, in all respects material to the business or financial condition of Future Projects and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used. Future Projects has not received notification that it or any of its Subsidiaries is in violation of any applicable building, zoning, anti-pollution, health, safety or other law, ordinance or regulation in respect to its buildings, plants or structures or their operations, which violation is likely to have a material adverse effect on the business or financial condition of Future Projects and its Subsidiaries, taken as a whole or which would require a payment by Berten or Future Projects or any of their subsidiaries in excess of $2,000 in the aggregate, and which as not been cured.

     6.10 No Condemnation or Expropriation. Neither the whole nor any portion of the property or leaseholds owned or held by Future Projects or any of its Subsidiaries is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Body or other Person with or without payment of compensation therefor, which action is likely to have a material adverse effect on the business or financial condition of Future Projects and its Subsidiaries, taken as a whole.

     6.11 Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any court of Governmental Body pending or threatened in writing against or involving Future Projects or any of its Subsidiaries which is likely to have a material adverse effect on the business or financial condition of Berten, Future Projects and any of their Subsidiaries, taken as a whole, or which would require a payment by Future Projects or its subsidiaries in excess of $2,000 in the aggregate or which questions or challenges the validity of this Agreement. Neither Future Projects nor any of its Subsidiaries is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of Berten, Future Projects or any of their Subsidiaries, taken as a whole, or which would require a payment by Future Projects or its subsidiaries in excess of $2,000 in the aggregate.

6.12 Absence of Certain Changes. Since the date of the Future Projects Financial Statements, neither Future Projects nor any of its Subsidiaries has:

     a. suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of Future Projects and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

     b. made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

     c. issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

     d. organized any new Subsidiary or acquired any Equity Securities of any Person or any equity or ownership interest in any business;

     e. borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

     f. paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

     g. prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

h. canceled any material debts or waived any material claims or rights, except in the ordinary course of business;

i. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

j. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

k. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course of business, (ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and
     (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

l. made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets (other than raw materials and supplies) at a cost in excess of $2,000 in the aggregate;

m. written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000;

n. written down or been required to write down any inventory in an aggregate amount in excess of $2,000;

o.   entered into any collective bargaining or union contract or agreement; or

p. other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of Future Projects and its subsidiaries taken as a whole.

6.13 No Material Adverse Change. Since the date of the Future Projects Financial Statements, there has not been any material adverse change in the business or financial condition of Future Projects and its Subsidiaries taken as a whole.

6.14 Contracts and Commitments. Neither Future Projects nor any of its Subsidiaries is a party to any:

        a. Contract or agreement (other than purchase or sales orders entered into in the ordinary course of business) involving any liability on the part of Future Projects or one of its Subsidiaries of more than $2,000 and not cancelable by Future Projects or the relevant Subsidiary (without liability to Future Projects or such Subsidiary) within 60 days;

        b. Lease of personal property involving annual rental payments in excess of $2,000 and not cancelable by Future Projects or the relevant Subsidiary (without liability to Future Projects or such Subsidiary) within 90 days;

        c. Employee bonus, stock option or stock purchase, performance unit, profit-sharing, pension, savings, retirement, health, deferred or incentive compensation, insurance or other material employee benefit plan (as defined in Section 2(3) of ERISA) or program for any of the employees, former employees or retired employees of Future Projects or any of its Subsidiaries;

        d. Commitment, contract or agreement that is currently expected by the management of Future Projects to result in any material loss upon completion or performance thereof;

        e. Contract, agreement or commitment that is material to the business of Future Projects and its Subsidiaries, taken as a whole, with any officer, employee, agent, consultant, advisor, salesman, sales representative, value added reseller, distributor or dealer, or

        f. Employment agreement or other similar agreement that contains any severance or termination pay, liabilities or obligations.

All such contracts and agreements are in full force and effect. Neither Future Projects nor any or its Subsidiaries is in breach of, in violation of or in default under, any agreement, instrument, indenture, deed of trust, commitment, contract or other obligation of any type to which Future Projects or any of its Subsidiaries is a party or is or may be bound that relates to the business of Future Projects or any of its Subsidiaries or to which any of the assets or properties of Future Projects or any of its Subsidiaries is subject, the effect of which breach, violation or default is likely to materially and adversely affect the business or financial condition of Future Projects and its Subsidiaries, taken as a whole.

6.15 Labor Relations. Neither Future Projects nor any of its Subsidiaries is a party to any collective bargaining agreement. Except for any matter which is not likely to have a material adverse effect on the business or financial condition of Future Projects and its Subsidiaries, taken as a whole, (a) Future Projects and each of its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice, (b) there is no unfair labor practice complaint against Future Projects or any of its Subsidiaries pending before the National Labor Relations Board, (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against Future Projects or any of its Subsidiaries, (d) no representation question exists respecting the employees of Future Projects or any of its Subsidiaries, (e) neither Future Projects nor any of its Subsidiaries has experienced any strike, work stoppage or other labor difficulty, and (f) no collective bargaining agreement relating to employees of Future Projects or any of its Subsidiaries is currently being negotiated.

6.16 Employee Benefit Plans. No material employee pension and welfare benefit plans coveting employees of Future Projects and its Subsidiaries is (1) a multi-employer plan as defined in Section 3(37) of ERISA, or (2) a defined benefit plan as defined in Section 3(35) of ERISA, any listed individual account pension plan is duly qualified as tax exempt under the applicable sections of the Code, each listed benefit plan and related funding arrangement, if any, has been maintained in all material respects in compliance with its terms and the provisions of ERISA and the Code.

6.17 Compliance with Law. The operations of Future Projects and its Subsidiaries have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of Future Projects and its Subsidiaries, taken as a whole, or which would not require a payment by Future Projects or its Subsidiaries in excess of $2,000 in the aggregate, or which have been cured. Neither Future Projects nor any of its Subsidiaries has received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. Future Projects and its Subsidiaries have all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of their businesses, and are not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

6.18    Tax Matters.

        a. Future Projects and each of its Subsidiaries (1) has filed all nonconsolidated and noncombined Tax Returns and all consolidated or combined Tax Returns that include only Future Projects and/or its Subsidiaries and not Seller or its other Affiliates (for the purposes of this Section 6.19, such tax Returns shall be considered nonconsolidated and noncombined Tax Returns) required to be filed through the date hereof and has paid any Tax due through the date hereof with respect to the time periods covered by such nonconsolidated and noncombined Tax Returns and shall timely pay any such Taxes required to be paid by it after the date hereof with respect to such Tax Returns and (2) shall prepare and timely file all such nonconsolidated and noncombined Tax Returns required to be filed after the date hereof and through the Closing Date and pay all Taxes required to be paid by it with respect to the periods covered by such Tax Returns;
                (B) all such Tax Returns filed pursuant to clause (A) after the date hereof shall, in each case, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with such Tax Return most recently filed in the relevant jurisdiction prior to the date hereof; except as otherwise required by law or regulation. Any such Tax Return filed or required to be filed after the date hereof shall not reflect any new elections or the adoption of any new accounting methods or conventions or other similar items, except to the extent such particular reflection or adoption is required to comply with any law or regulation.

        b. All consolidated or combined Tax Returns (except those described in subparagraph (a) above) required to be filed by any person through the date hereof that are required or permitted to include the income, or reflect the activities, operations and transactions, of Future Projects or any of its Subsidiaries for any taxable period have been timely filed, and the income, activities, operations and transactions of Future Projects and Subsidiaries have been properly included and reflected thereon.

                Future Projects shall prepare and file, or cause to be prepared and filed, all such consolidated or combined Tax Returns that are required or permitted to include the income, or reflect the activities, operations and transactions, of Future Projects or any Subsidiary, with respect to any taxable year or the portion thereof ending on or prior to the Closing Date, including, without limitation, Future Projects's consolidated federal income tax return for such taxable years. Future Projects has filed or will timely file a consolidated federal income tax return for the taxable year ended December 31, 1999 and such return shall include and reflect the income, activities, operations and transactions of Future Projects and Subsidiaries for the taxable period then ended, and hereby expressly covenants and agrees to file a consolidated federal income tax return, and to include and reflect thereon the income, activities, operations and transactions of Future Projects and Subsidiaries for the taxable period through the Closing Date. All Tax Returns filed pursuant to this subparagraph (b) after the date hereof shall, in each case, to the extent that such Tax Returns specifically relate to Future Projects or any of its Subsidiaries and do not generally relate to matters affecting other members of Future Project's consolidated group, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with the Tax Return most recently filed in the relevant jurisdictions prior to the date hereof, except as otherwise required by law or regulation. Future Projects has paid or will pay all Taxes that may now or hereafter be due with respect to the taxable periods covered by such consolidated or combined Tax Returns.

        c. Neither Future Projects nor any of its Subsidiaries has agreed, or is required, to make any adjustment (x) under Section 481(a) of the Code by reason of a change in accounting method or otherwise or (y) pursuant to any provision of the Tax Reform Act of 1986, the Revenue Act of 1987 or the Technical and Miscellaneous Revenue Act of 1988.

        d. Neither Future Projects nor any of its Subsidiaries or any predecessor or Affiliate of the foregoing has, at any time, filed a consent under Section 341(f)(1) of the Code, or agreed under Section 341(f)(3) of the Code, to have the provisions of
                Section 341(f)(2) of the Code apply to any sale of its stock.

        e. There is no (nor has there been any request for an) agreement, waiver or consent providing for an extension of time with respect to the assessment of any Taxes attributable to Future Projects or its Subsidiaries, or their assets or operations and no power of attorney granted by Future Projects or any of its Subsidiaries with respect to any Tax matter is currently in force.

        f. There is no action, suit, proceeding, investigation, audit, claim, demand, deficiency or additional assessment in progress, pending or threatened against or with respect to any Tax attributable to Future Projects, its Subsidiaries or their assets or operations.

        g. All amounts required to be withheld as of the Closing Date for Taxes or otherwise have been withheld and paid when due to the appropriate agency or authority.

        h. No property of Future Projects is "tax-exempt use property" within the meaning of Section 168(h) of the Code nor property that Future Projects and/or its Subsidiaries will be required to treat as being owned by another person pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986.

        i. There have been delivered or made available to Berten true and complete copies of all income Tax Returns (or with respect to consolidated or combined returns, the portion thereof) and any other Tax Returns requested by Berten as may be relevant to Future Projects, its Subsidiaries, or their assets or operations for any and all periods ending after December 31, 1999, or for any Tax years which are subject to audit or investigation by any taxing authority or entity.

        j. There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of Future Projects or its Subsidiaries that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Section 280G or 162 of the Code.

6.19    Environmental Matters.

        a. At all times prior to the date hereof, Future Projects and its Subsidiaries have complied in all material respects with applicable environmental laws, orders, regulations, rules and ordinances relating to the Properties (as hereinafter defined), the violation of which would have a material adverse effect on the business or financial condition of Future Projects and its Subsidiaries, taken as a whole, or which would require a payment by Future Projects or its Subsidiaries in excess of $2,000 in the aggregate, and which have been duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of any Governmental Body.

        b. The environmental licenses, permits and authorizations that are material to the operations of Future Projects and its Subsidiaries, taken as a whole, are in full force and effect.

        c. Neither Future Projects nor any of its Subsidiaries has released or caused to be released on or about the properties currently owned or leased by Future Projects or any of its Subsidiaries (the "Properties") any (i) pollutants, (ii) contaminants, (iii) "Hazardous Substances," as that term is defined in Section 101(14) of the Comprehensive Environmental Response Act, as amended or (iv) "Regulated Substances," as that term is defined in Section 9001 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended, which would be required to be remediated by any governmental agency with jurisdiction over the Properties under the authority of laws, regulations and ordinances as in effect and currently interpreted on the date hereof, which remediation would have a material adverse effect on the business or financial condition of Future Projects and its Subsidiaries, taken as a whole.

6.20 Brokers or Finders. Future Projects has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Future Projects Shares to the shareholders of Berten.

6.21 Absence of Certain Commercial Practices. Neither Future Projects nor any of its Subsidiaries has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of Future Projects or its Subsidiaries, which Future Projects or one of its Subsidiaries knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having

        Jurisdiction; and neither Future Projects nor any of its Subsidiaries has participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers in violation of any applicable law or regulation.

6.22 Transactions with Directors and Officers. Future Projects and its Subsidiaries do not engage in business with any Person in which any of Future Projects's directors or officers has a material equity interest. No director or officer of Future Projects owns any property, asset or right which is material to the business of Future Projects and its Subsidiaries, taken as a whole.

6.23 Borrowing and Guarantees. Future Projects and its Subsidiaries (a) do not have any indebtedness for borrowed money, (b) are not lending or committed to lend any money (except for advances to employees in the ordinary course of business), and (c) are not guarantors or sureties with respect to the obligations of any Person.

6.24 Purchase for Investment. Future Projects is purchasing the Berten Shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

7.      ACCESS AND REPORTING; FILINGS WITH GOVERNMENTAL AUTHORITIES; OTHER
        COVENANTS.

7.1 Access Between the date of this Agreement and the Closing Date. Each of Berten and Future Projects shall (a) give to the other and its authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of Berten or Future Projects, as the case may be, and to its books and records, (b) permit the other to make inspections thereof, and (c) cause its officers and its advisors to furnish the other with such financial and operating data and other information with respect to the business and properties of such party and its Subsidiaries and to discuss with such and its authorized representatives its affairs and those of its Subsidiaries, all as the other may from time to time reasonably request.

7.3 Regulatory Matters. Berten and Future Projects shall (a) file with applicable regulatory authorities any applications and related documents required to be filed by them in order to consummate the contemplated transaction and (b) cooperate with each other as they may reasonably request in connection with the foregoing.


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

8.      CONDUCT OF FUTURE PROJECTS'S BUSINESS PRIOR TO THE CLOSING.

8.1 Operation in Ordinary Course. Between the date of this Agreement and the Closing Date, Future Projects shall cause conduct its businesses in all material respects in the ordinary course.

8.2 Business Organization. Between the date of this Agreement and the Closing Date, Future Projects shall (a) preserve substantially intact the business organization of Future Projects; and (b) preserve in all material respects the present business relationships and good will of Future Projects and each of its Subsidiaries.

8.3 Corporate Organization. Between the date of this Agreement and the Closing Date, Future Projects shall not cause or permit any amendment of its certificate of incorporation or by-laws (or other governing instrument) and shall not:

        a. issue, sell or otherwise dispose of any of its Equity Securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its Equity Securities;

        b. create or suffer to be created any Encumbrance thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any Equity Securities;

        c.      reclassify, split up or otherwise change any of its Equity
                Securities;

        d. be party to any merger, consolidation or other business combination;

        e. sell, lease, license or otherwise dispose of any of its properties or assets (including but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights), in an amount which is material to the business or financial condition of Future Projects and its Subsidiaries, taken as a whole, except in the ordinary course of business; or

        f. organize any new Subsidiary or acquire any Equity Securities of any Person or any equity or ownership interest in any business.

8.4 Other Restrictions. Between the date of this Agreement and the Closing Date, Future Projects shall not

        a. borrow any fluids or otherwise become subject to, whether directly or by way of guarantee or otherwise, any indebtedness for borrowed money.

        b. create any material Encumbrance on any of its material properties or assets;

        c. except in the ordinary course of business, increase in any manner the compensation of any director or officer or increase in any manner the compensation of any class of employees;

        d. create or materially modify any material bonus, deferred compensation, pension, profit sharing, retirement, insurance, stock purchase, stock option, or other fringe benefit plan, arrangement or practice or any other employee benefit plan (as defined in section 3(3) of ERISA);

        e.      make any capital expenditure or acquire any property or assets;

        f. enter into any agreement that materially restricts Future Projects, Berten or any of their Subsidiaries from carrying on business;

        g. pay, discharge or satisfy any material claim, liability or obligation, absolute, accrued, contingent or otherwise, other than the payment, discharge or satisfaction in the ordinary course of business of liabilities or obligations reflected in the Future Projects Financial Statements or incurred in the ordinary course of business and consistent with past practice since the date of the Future Projects Financial Statements; or

        h cancel any material debts or waive any material claims or rights.

9.      DEFINITIONS.

As used in this Agreement, the following terms have the meanings specified or referred to in this Section 9.

9.1 "Business Day" - Any day that is not a Saturday or Sunday or a day on which banks located in the City of New York are authorized or requited to be closed.

9.2     "Code"- The Internal Revenue Code of 1986, as amended.

9.3 "Disclosure Letter" - A letter dated the date of this Agreement, executed by either Berten or Future Projects, addressed and delivered to the other and containing information required by this Agreement and exceptions to the representations and warranties under this Agreement.

9.4 "Encumbrances"- Any security interest, mortgage, lien, charge, adverse claim or restriction of any kind, including but not limited to, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, other than a restriction on transfer arising under Federal or state securities laws.

9.5 "Equity Securities" - See Rule 3a-11-1 under the Securities Exchange Act of 1934.

9.6 "ERISA" - The Employee Retirement Income Security Act of 1974, as amended.

9.7 "Governmental Body" - Any domestic or foreign national, state or municipal or other local government or multi-national body (including' but not limited to, the European Economic Community any subdivision, agency, commission or authority thereof.

9.8     "Knowledge" - Actual knowledge, after reasonable investigation.

9.9 "Person" - Any individual, corporation, partnership, joint venture, trust, association, unincorporated organization, other entity, or Governmental Body.

9.10 "Subsidiary" - With respect to any Person, any corporation of which securities having the power to elect a majority of that corporation's Board of Directors (other than securities having that power only upon the happening of a contingency that has not occurred) are held by such Person or one or more of its Subsidiaries.

10.     TERMINATION.

10.1 Termination. This Agreement may be terminated before the Closing occurs only as follows:

        a.      By written agreement of Berten and Future Projects at any time.

        b. By Future Projects, by notice to Berten at any time, if one or more of the conditions specified in Section 4 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1) would otherwise occur or if satisfaction of such a condition is or becomes impossible.

        c. By Berten, by notice to Future Projects at any time, if one or more of the conditions specified in Section 3 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1), would otherwise occur of if satisfaction of such a condition is or becomes impossible.

        d. By Berten to Future Projects, by notice to the other at any time after July 31, 2000.

10.2    Effect of Termination. If this Agreement is terminated pursuant to
        Section 10.1, this Agreement shall terminate without any liability or further obligation of any party to another.

13. Notices. All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or facsimile (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the DELIVERY service (receipt requested), in each case to the appropriate addresses, telex numbers and facsimile numbers set forth below (or to such other addresses, telex numbers and facsimile numbers as a party may designate as to itself by notice to the other parties).

        (a)     If to Future Projects:

                    Unit 1102 La Tour
                    1038 Wilshire Blvd.
                    Los Angeles, CA 90024

        (b)     If to Berten:

                    Berten USA Inc.
                    4251 S. Higuera, Suite 500
                    San Luis Obispo, CA 93401

14.     MISCELLANEOUS.

14.2 Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

14.3 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.


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

14.4 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agent. Any waiver must be in writing.

14.5 Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

14.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument

14.7 Governing Law. This Agreement and (unless otherwise provided) all agents hereof and waivers and consents hereunder shall be governed by the internal law of the State of California, without regard to the conflicts of law principles thereof.

14.8 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hero and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other.

[remainder of page intentionally left blank]



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

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

                                 BERTEN USA INC,
                                 A NEVADA CORPORATION


                                 By: /s/ CLAUDINE MONTENEGRO
                                    --------------------------------------------
                                    Corporate Secretary


                                 FUTURE PROJECTS VII CORP.
                                 A FLORIDA CORPORATION


                                 By: /s/ CLAUDINE MONTENEGRO
                                    --------------------------------------------
                                    Claudine Montenegro, Secretary and Director





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

                                    EXHIBIT A

                              BERTEN SHAREHOLDERS

Name                                 Future Projects Shares to be Issued
----                                 -----------------------------------







                                       35